UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

PAPERCLIP SOFTWARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26598	22-3137907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jilin Dongsheng Weiye Science and Technology Development Co., Ltd., Jifeng East Road, Gaoxin District Jilin, Jilin Province, PRC
(Address of principal executive offices)

Registrant’s telephone number, including area code:	86-432-4566702

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, unless otherwise indicated or the context otherwise requires, all references to “we”, “our”, “us”, “our company”, the “Company”, “PaperClip”, “PCLP”, “ASI”, “Dongsheng” or the “Registrant” refer to PaperClip Software, Inc., a Delaware Corporation, American Sunrise International, Inc., a Delaware Corporation, and Jilin Dongsheng Weiye Science and Technology Co., Ltd., a limited liability company of the People’s Republic of China and wholly-owned subsidiary of ASI, on a combined basis after the “Share Exchange” described below.

Item 4.01	Changes In Registrant’s Certifying Accountant.

(a) On November 28, 2006, we dismissed our independent accountants, Sobel & Co., LLC (“Sobel”).  The decision to change accountants was approved by our Board of Directors.

For the fiscal years ended December 31, 2005 and 2004, Sobel’s opinions of the Company’s financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.  Sobel’s opinions did contain an explanatory paragraph disclosing the uncertainty regarding the ability of the going concern.

During our most recent full fiscal years ended December 31, 2005 and 2004 and subsequent interim periods preceding Sobel’s dismissal, there were no disagreements with Sobel on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sobel, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

(b) We retained Bagell, Josephs, Levine & Company, LLC (“BJL”) as our new independent auditors as of November 28, 2006.  BJL is located at 200 Haddonfield Berlin Road High Ridge Commons Gibbsboro, NJ 08026. Prior to such date, the Company, did not consult with BJL regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered Davidson or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            (b) As a result of the reverse merger reported in the Form 8-K filed November 9, 2006 and amended November 17, 2006, we are changing our fiscal year end to June 30, which is the fiscal year end of American Sunrise International, Inc.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

  None.

(b)	Pro Forma Financial Information.

  None.

(c)	Shell Company Transactions.

          None.

(d)	Exhibits.

Exhibit No.	Title of Document
16	Letter regarding change in certifying accountant dated December 1, 2006 from Sobel & Co., LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPERCLIP SOFTWARE, INC.

Date: December 7, 2006	By:	/s/ Aidong Yu
Name: Aidong Yu
Title: Chief Executive Officer, Chief Financial Officer